EXHIBIT NO. 4.1
                                 COMMON STOCK


     NUMBER                                                        SHARES
 --------------                                                --------------
      0089
 --------------                                                --------------

                             WALL STREET WEB, INC.
            INCORPORATED UNDER THE LAWS OF THE STATE OF NEW JERSEY

                                                         CUSIP 93208Y 10 0


This Certifies that ___________________________________________________ it the

registered holder of __________________________________________________ Shares

   FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE OF
                             WALL STREET WEB, INC.

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

   In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this ____________ day of __________________ A.D. 20___


                                WALL STREET
                                 WEB, INC.
                               CORPORATE SEAL
                                 NEW JERSEY
                                                   JERSEY TRANSFER & TRUST CO.
                                                   201 BLOOMFIELD AVE. BOX #36
                                                    VERONA, NEW JERSEY 07044

                                                   ___________________________
                                                      AUTHORIZED SIGNATURE
                                                         TRANSFER AGENT

             /S/                                              /S/
          SECRETARY                                        PRESIDENT